41st Annual Report
                               September 30, 1999

                          INVESTORS RESEARCH FUND, INC.
                          3757 State Street, Suite 204
                                 (800) IRFUND 1
                                 (805) 569-3253

                             DISTRIBUTOR/UNDERWRITER

                                ND CAPITAL, INC.

                                  1 North Main
                            Minot, North Dakota 58793

                           Shareholder/Dealer Service
                       1 (877) 473-8631 -- (701) 852-5292

           TRANSFER, SHAREHOLDER RECORDS AND DIVIDEND DISBURSING AGENT
                               ND Resources, Inc.
                                  P.O. Box 759
                         Minot, North Dakota 58702-0759
                                 (800) 292-6775
                                 (701) 857-0230
                               FAX (701) 852-2548

                                    CUSTODIAN
                                    UMB Bank
                                928 Grand Avenue
                           Kansas City, Missouri 64141

                                  LEGAL COUNSEL
                           Hugh J. Haferkamp, Esquire
                          3757 State Street, Suite 204
                         Santa Barbara, California 93105

                                    AUDITORS
                                 Timpson Garcia
                              1610 Harrison Street
                            Oakland, California 94612

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
    FUND. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN
      THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS,
           WHICH INCLUDES INFORMATION REGARDING THE FUND'S OBJECTIVES
           AND POLICIES, EXPERIENCE OF ITS MANAGEMENT, MARKETABILITY
              OF SHARES, SALES COMMISSIONS, AND OTHER INFORMATION.

Dear Fellow Shareholder:

     We are pleased to provide you with the annual report for the fiscal year ending September 30, 1999. This period incorporated major changes in the investment style and management of our Fund.

     On April 1, 1999, the Board of Directors appointed Westcap Investors as the investment manager of the Fund. As a result, the portfolio is being managed in a large company growth style as opposed to the value style used by the former manager. This style prompted major changes in the holdings of the portfolio which now emphasizes investment in the largest and most successful growth companies in the United States. It is anticipated that the portfolio turnover rate will decline which will result in lower transaction expenses for Fund shareholders.

     While the Fund's performance was less than the S&P 500 Index for the year, we are pleased to report that returns in the second half of the fiscal year outperformed the S&P 500 Index. For the year, the total return of the Fund was 15.46% as compared with a 27.79% increase of the S&P 500 Index. For the first 6 month period (from Oct. 1, 1998 - March 31, 1999) the total return was 12.07% as compared with a 27.32% increase for the S&P 500 Index. For the second half of the fiscal year (from April 1, 1999 to September 30, 1999), the Fund's total return was 3.02% as compared with a 0.37% increase for the S&P 500 Index.

     Realization of portfolio losses due to the portfolio turnover resulting from the change of investment managers offset the capital gains for the year. Therefore, the Board of Directors did not declare a distribution at the end of the year. Although no distributions were made, the value of your Fund shares rose. We look forward to reporting distributions in the future, as capital gains are realized in the ordinary course of managing the portfolio.

     Turning from investment performance to administration of the Fund, the board of directors has also made major changes. A new group of Fund officers was elected by the Board, with Glenn C. Weirick, President of Westcap Investors, succeeding Hugh J. Haferkamp as President of the Fund. The other principal Fund officers are also officers of Westcap Investors, and the Fund's headquarters will be relocated to Los Angeles, California. The Fund's administration is being provided by the Investment Company Administration, L.L.C. located in Glendora, California. The Board also approved the retention of Ernst & Young, LLP as auditors for the Fund for the fiscal year beginning October 1, 1999. Once these administrative changes have been completed, we anticipate that Fund expenses will decline.

     With respect to the future investment environment, we continue to be optimistic towards the longer-term outlook. Federal Government spending policies continue to be restrained and we anticipate new tax policies which will encourage added savings and investments. Demographics continue to support further investment in the stock and bond markets. And, U.S. companies continue to enjoy worldwide market dominance in most of the future growth industries.

     The major short-term influence on the stock market will be higher interest rates. The U.S. economy continues to grow rapidly and is showing no signs of slowing despite higher interest rates. As a result, the Federal Reserve Board members are concerned and they have signaled that they will take steps to slow the economy to a level that will prolong the current low inflationary business cycle. Therefore, we expect that interest rates will rise in the coming months to a point where the economy will cool down from its current pace. The degree to which rates must increase to accomplish this is the big question. Clearly, a slowdown in consumer spending is necessary. Given the high level of consumer confidence and record results in the stock market, the needed increase in interest rates may be uncomfortably high.

     So far, the stock market has ignored rising interest rates in general, although the market has now bifurcated. The "new economy" stocks in the high technology, communications and the dot.com industries are commanding valuations that are extremely high. Price increases of these stocks have been supported by widespread evidence of intense speculation. On the other hand, the majority of stocks are reasonably priced, relative to their anticipated growth rates. Our valuation work fully supports this dichotomy. Several factors in the coming year should help to level the playing field. Westcap forecasts that interest rates will continue to rise 1/4% - 1/2% for the next 3-6 months in order to cool economic activity. During this period, we would anticipate lower stock prices - with most of the decline centered in the richly valued part of the market. If our forecast of modestly higher interest rates cools the economy enough to allow lower rates in the second half of the year - then stocks should recover, and we believe equity returns will be positive for the year.

     We look forward to a new and exciting future for our Fund. The goals are to provide long term growth of shareholder value and to manage the Fund in a most efficient manner. As an expression of my deep confidence in the future of the Fund, in November and December I personally purchased 218,000 shares.

     We look forward to hearing from you, and please direct any portfolio inquiries to me at (310) 996-3256.

                                        Respectfully,

                                        /s/ Glenn C. Weirick

                                        Glenn C. Weirick
                                        President of Westcap Investors

                             PERFORMANCE HIGHLIGHTS

                            As of September 30, 1999

                          INVESTORS RESEARCH FUND, INC.
                           Value of $10,000 vs S&P 500

                                  Total Return

                         Period Ended September 30, 1999
                        Since Inception (4/1/99)* (.84%)


                     FUND                             S&P
                     ----                             ---
                3/31/99 - 10,000               3/31/99 - 10,000
                4/30/99 -  9,916               4/30/99 - 10,387
                5/31/99 -  9,784               5/31/99 - 10,142
                6/30/99 - 10,550               6/30/99 - 10,706
                7/31/99 - 10,286               7/31/99 - 10,370
                8/31/99 - 10,233               8/31/99 - 10,319
                9/30/99 -  9,916               9/30/99 - 10,037

----------
* Previous periods during which the Fund was advised by another advisor are not shown.

Past performance is not predictive of future performance.

The S&P 500 Index contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

                               INVESTMENT CHANGES
                            Supplementary Information
                   For the Six Months ended September 30, 1999

                                   PURCHASES

 6,450 AES Corp                              6,020 IBM
 5,000 Air  Products  & Chems               11,320 Interpublic Group
 6,000 Akzo Nobel NV ADR                    15,000 Kerr-McGee
 5,830 ALAZ Corp.                            9,400 Lucent Technologies Inc.
 2,540 Allergan, Inc.                        8,380 MCI Worldcomm
 6,563 American Intl. Group Inc.             8,320 Mediaone Group Inc.
 4,600 Apache Corp.                          4,890 Medtronic Inc.
 9,280 Bank of America Corp.                 8,500 Merck & Co. Inc.
 8,540 Bell Atlantic Corp.                   7,010 Microsoft Corp.
10,220 Bristol Myers Squibb Co.             10,760 Nation Wide Financial
 6,920 Cardinal Health, Inc.                11,880 Newell Rubbermaid Inc.
 8,450 CBS Corp.                             6,380 PE Biosystems Group
 1,595 Celera Genomics Group                18,810 Pfizer Inc.
 6,800 Chevron Corp.                        10,000 Phillips Petroleum
 9,680 Cisco Sys. Inc.                       3,450 Pitney Bowes Inc.
 5,985 Citigroup Inc.                        5,200 Procter & Gamble Co.
 3,300 Computer Associates                  11,950 Schering Plough Corp.
 7,930 Computer Sciences Corp.              11,410 SCI Systems Inc.
 6,300 Costco Wholesale Corp.               16,760 Sysco Corp.
11,500 Dana Corp.                           17,000 Tenet Healthcare Corp.
 3,500 DuPont El deNemours                  10,000 Texas Instruments Inc.
 8,000 Emerson Electric                     11,000 Thomas & Betts
11,680 Enron Corp.                           7,410 Time Warner
 8,100 Exxon Corp.                           3,000 TRW
 6,310 Federal Natl Mtg. Corp.               5,240 Tyco International
 8,710 Frontier Corp.                       11,490 UnumProvident Corp.
 5,810 General Electric Co.                  9,300 WalMart
 7,670 Gillette Co.                         11,250 Williams Cos., Inc.
10,000 Halliburton Co.                      3,850  Xerox Corp.
 7,020 Home Depot, Inc.

                                     SALES

10,000 3Com Corp.                           10,000 Halliburton Co.
15,000 Air Products & Chemicals             10,000 Hartford Financial Svcs Group
 6,000 Akzo Nobel N.V.                      10,000 Ingersoll-Rand
 9,450 Albertson's, Inc.                     8,960 Intel Corp.
10,000 Alcoa, Inc.                          20,000 Kennametal, Inc.
 5,830 ALZA Corp.                           26,300 Kerr-McGee
10,000 American Stores                      10,000 Key Corp.
23,700 Amgen                                13,700 Kimberly-Clark
18,000 AMP, Inc.                            20,000 KLA-Tencor
15,000 Applied Materials                     1,900 Lucent Technologies Inc.
20,000 Baker Highes                          4,890 Medtronic Inc.
 2,000 Bell Atlantic Corp.                   6,500 Mobil Corp.
 1,700 Bristol Meyers Squibb Co.            11,880 Newell Rubbermaid Inc.
   250 Citigroup, Inc.                      20,000 Parker-Hannifin
 5,200 Citigroup, Inc.                      10,000 Penney, J.C. Co., Inc.
10,000 CNF Transportation                    1,500 Pfizer, Inc.
 5,000 Columbia Energy Group                10,000 Phillips Petroleum
15,300 Computer Associates Intl.            10,000 Raychem
20,600 ConAgra, Inc.                         5,500 Raytheon "A"
20,000 Crown Cork & Seal                    15,000 Rohm & Hoss
12,500 CSX Corp.                            15,000 SBC Communications
29,500 Dana Corp.                            4,200 Sysco Corp.
15,500 DuPont El deNemours                  17,000 Tenet Healthcare
 8,000 Emerson Electric Co.                  2,800 Texas Instruments, Inc.
10,000 Everest Reinsurance Hldgs.           16,600 Thomas & Betts
 6,310 Federal Natl. Mtg. Assoc.            10,000 Tidewater
10,000 First Union Corp.                    19,000 TRW, Inc.
17,810 Frontier Corp.                       15,000 U S West
 7,800 General Mills                        12,000 Union Planters
15,700 Genuine Parts                        12,500 Universal Foods
 7,670 Gillette Co.                          1,950 Williams Cos., Inc.
10,000 Goodyear Tire & Rubber

                        SHAREHOLDER DIVIDEND INFORMATION

                      Shareholders Dividend Reference Table



   Amount per share - Ordinary Income                         $ .029

   Amount per share - Capital Gain Income                     $ .056

   Shareholder Record Date                                    Dec. 29, 1998

   Payment Date                                               Dec. 31, 1998

   Reporting Year                                             1998

   Price per new share if reinvested                          $ 3.80

                             SECURITIES IN THE FUND
                               September 30, 1999

NUMBER OF
SHARES OR                                                               QUOTED
PRINCIPAL                                                               MARKET
 AMOUNT     COMMON STOCKS                                               VALUE
--------------------------------------------------------------------------------
            ADVERTISING (2.32%)
11,320      Interpublic Group                                        $   465,535

            BANKING (2.57%)
 9,280      Bank of America                                              516,780

            COMPUTER/PERIPHERAL (17.75%)
 9,680      Cisco Systems Inc  *                                         663,685
 7,930      Computer Sciences Corp  *                                    557,578
 4,720      IBM                                                          572,890
 7,380      Intel Corp                                                   548,426
 7,010      Microsoft Corp                                               634,843
 7,200      Texas Instruments                                            592,200

            CONGLOMERATES (6.12%)
 5,810      General Electric Co                                          688,848
 5,240      Tyco International                                           541,030

            DRUGS (14.87%)
 2,540      Allergan Inc                                                 279,400
 8,520      Bristol Myers Squibb Co                                      575,100
 6,920      Cardinal Health Inc                                          377,140
 8,500      Merck & Co  Inc                                              550,906
 1,595      P E  Celera Genomics Group *                                  64,199
17,310      Pfizer Inc                                                   622,087
11,950      Schering Plough Corp                                         521,319

            ELECTRONICS (2.52%)
11,410      Sci  Sys Inc  *                                              507,032

            ENERGY/OIL (7.05%)
 4,600      Apache Corp                                                  198,662
 6,800      Chevron Corp                                                 603,500
 8,100      Exxon Mobil Corp                                             615,098

            ENTERTAINMENT (7.01%)
 8,450      CBS Corp  *                                                  390,813
 8,320      MediaOne Group Inc  *                                        568,360
 7,410      Time Warner Inc                                              450,158

            FOOD (2.19%)
12,560      Sysco Corp                                                   440,385

            HOUSEHOLD PRODUCTS (2.42%)
 5,200      Proctor & Gamble Co                                          487,500

            INSURANCE (8.55%)
 6,562      American International Group                                 570,487
 9,785      Citigroup Inc                                                430,540
10,760      Nationwide Financial                                         380,635
11,490      Unum Provident Corp                                          338 237

            OFFICE EQUIPMENT (1.85%)
 3,450      Pitney Bowes Inc                                             210,234
 3,850      Xerox Corp                                                   161,459

NUMBER OF
SHARES OR                                                                QUOTED
PRINCIPAL                                                                MARKET
 AMOUNT     COMMON STOCKS                                                VALUE
--------------------------------------------------------------------------------
            RETAIL (6.85%)
 6,300      Costco Wholesale Group *                                     453,600
 7,020      Home Depot Inc                                               481,747
 9,300      WalMart                                                      442,331

            TECHNOLOGY (2.29%)
 6,380      P E  Biosystems Group                                        460,955

            TELECOMMUNICATIONS (7.60%)
 6,540      Bell Atlantic Corp                                           440,224
 8,380      MCI WorldCom *                                               602,313
 7,500      Lucent Technologies                                          486,563

            UTILITIES (6.02%)
 6,450      AES Corp  *                                                  380,550
11,680      Enron Corp                                                   481,800
 9,300      Williams Cos Inc                                             348,173
                                                                     -----------
            Total Common Stock (97.98%)
            (cost $19,414,895)                                       $19,703,322
                                                                     -----------
            Add: Excess of cash and other assets
               over payables (2.02%)                                     406,453
                                                                     -----------

            NET ASSETS (100.00%)                                     $20,109,775
                                                                     ===========

* Non-income producing.

                       STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1999

                                     ASSETS

Investments in securities, at market .............................   $19,703,322
   (cost $19,414,895) (Note 1)
Cash .............................................................       457,256
Receivables
     Dividends from common stocks ................................        10,774
     Interest ....................................................         1,094

     Funds shares sold ...........................................            32

Other assets .....................................................        21,794
                                                                     -----------
                                                                     $20,194,272

                                  LIABILITIES

Accrued expenses (Note 3) ........................................   $    84,497
                                                                     -----------

      Net assets at September 30, 1999 ...........................   $20,109,775
                                                                     -----------

      Net asset value per share on 5,358,625
         shares outstanding (Note 4) .............................   $      3.75
                                                                     -----------

      Maximum offering price per share
         (100/96.25 of $3.75) ....................................   $      3.90
                                                                     -----------

                       See Notes to Financial Statements.

                             STATEMENT OF OPERATIONS
                          Year Ended September 30, 1999

INVESTMENT INCOME:
  Dividends ......................................    $  354,051
  Interest .......................................        18,073
                                                      ----------
     Total investment income .....................                  $   372,124

EXPENSES:
  Investment advisory fee (Note 2) ...............    $  113,704
  Legal, accounting and auditing .................       129,441
  Transfer agent fee and out-of-pocket costs .....        58,076
  12b-1:
   Service fees ..................................    $   43,869
   Distribution fees .............................         7,500         51,369
                                                      ----------
  Custodian fee ..................................                       12,076
  Salaries - officer .............................                       24,000
  Salaries - other ...............................                       18,465
  Directors' fees ................................                       39,212
  Office .........................................                       21,767
  Rent ...........................................                        8,783
  Insurance ......................................                       16,411
  Taxes ..........................................                       13,688
  Registration and filing fees ...................                       15,565
  Notices to investors ...........................                       11,781
  Miscellaneous ..................................                        2,734
                                                                    -----------
     Total expenses ..............................                      537,072
                                                                    -----------

     Net investment (loss) .......................                  $  (164,948)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain ...........................    $  132,667
     Change in unrealized appreciation of
      investments during the year ................     3,648,270
                                                      ----------
      Net gain on investments ....................                    3,780,937
                                                                    -----------
      Net increase in net assets resulting
        from operations ..........................                  $ 3,615,989
                                                                    -----------

                       See Notes to Financial Statements.

                       STATEMENTS OF CHANGES IN NET ASSETS
                      Years Ended September, 1999 and 1998

                                                       1999            1998
                                                   ------------    ------------
INCREASE (DECREASE) IN NET ASSSETS:

  Operations:
   Net investment income (loss) .................  $  (164,948)     $   272,327
   Net realized gain on investments .............      132,667        1,928,784
   Net change in unrealized appreciation
      (depreciation) of investments .............    3,648,270       (4,740,347)
                                                   -----------      -----------
      Net increase (decrease) in net assets
         resulting from operations ..............  $ 3,615,989      $(2,539,236)
                                                   -----------      -----------
  Distributions paid to shareholders:
   From net investment income ...................  $  (185,349)     $  (525,264)
   From net realized gain on investments ........     (357,012)      (6,713,944)
                                                   -----------      -----------

      Total distributions to shareholders .......  $  (542,361)     $(7,239,208)
                                                   -----------      -----------
  Fund share transactions:
   Proceeds from sale of Fund shares ............  $   407,390      $   334,851
   Proceeds from reinvestment of distributions
      from net investment income and net
      realized gain on investments ..............      481,670        6,434,548
   Cost of shares redeemed from
      shareholders ..............................   (7,655,904)      (6,559,652)
                                                   -----------      -----------
      Net increase (decrease) in net assets
         due to fund share transactions .........  $(6,766,844)     $   209,747
                                                   -----------      -----------

      Total (decrease) in net assets ............  $(3,693,216)     $(9,568,697)

NET ASSETS:
 Beginning of year ...............................  23,802,991       33,371,688
                                                   -----------      -----------

 End of year ..................................... $20,109,775      $23,802,991
                                                   -----------      -----------
NET ASSETS CONSIST OF:
 Fund shares ..................................... $19,875,854      $26,642,698

 Undistributed net investment income .............     169,334          519,631

 Undistributed net realized gain (loss)
    on sale of investment securities .............    (223,840)             505
 Unrealized appreciation (depreciation)
    of investment securities .....................     288,427       (3,359,843)
                                                   -----------      -----------

                                                   $20,109,775      $23,802,991
                                                   ===========      ===========

                       See Notes to Financial Statements.

                              FINANCIAL HIGHLIGHTS

                                                      Years Ended September 30,
                                           -----------------------------------------------
PER SHARE DATA                             1999       1998       1997       1996      1995
--------------                             ----       ----       ----       ----      ----
(for one share outstanding throughout
each year)                                  (2)        (1)

Net asset value, beginning of year       $  3.32    $  4.76    $  4.33    $  4.10   $  4.62
                                         -------    -------    -------    -------   -------
Income from investment operations:
  Net investment income (loss)           $ (0.02)   $  0.04    $  0.09    $  0.26   $  0.07
  Net realized and unrealized gains
   (losses) on securities                   0.53      (0.40)      1.11       0.33      0.25
                                         -------    -------    -------    -------   -------
      Total from investment operations   $  0.51    $ (0.36)   $  1.20    $  0.59   $  0.32
                                         -------    -------    -------    -------   -------

Less distribution to shareholders:
  Dividends from net investment income   $ (0.03)   $ (0.08)   $ (0.28)   $ (0.07)  $ (0.50)
  Distributions from capital gains         (0.05)     (1.00)     (0.49)     (0.29)    (0.34)
                                         -------    -------    -------    -------   -------
      Total distributions                $ (0.08)   $ (1.08)   $ (0.77)   $ (0.36)  $ (0.84)
                                         -------    -------    -------    -------   -------
Net asset value, end of year             $  3.75    $  3.32    $  4.76    $  4.33   $  4.10
                                         =======    =======    =======    =======   =======

TOTAL RETURN (3)                           15.46%     (9.55)%    30.42%     14.66%     7.74%
                                         -------    -------    -------    -------   -------

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (in millions)    $    20    $    24    $    33    $    30   $    32
Ratios to average net assets:
  Expenses                                  2.39%      1.85%      1.77%      1.76%     1.60%
  Net investment income (loss)             (0.73)%     0.91%      1.94%      6.67%     1.52%
Portfolio turnover rate                   114.35%    260.95%    294.81%    669.79%   248.44%
Average commission paid per share
 for portfolio transactions              $0.0571    $0.0538    $0.0582    $0.0339        (4)

----------
(1)  Fund changed investment advisers on June 22, 1998.
(2)  Fund changed investment advisers on April 1, 1999.
(3)  Sales loads are not reflected in total return.
(4)  Information not available.

                          NOTES TO FINANCIAL STATEMENTS

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

Investors Research Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund is incorporated in the State of Delaware.

Management uses estimates and assumptions in preparing these financial statements in accordance with generally accepted accounting principles. Those estimates and assumptions affect the reported amounts of assets, liabilities, revenues and expenses.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

     SECURITY VALUATIONS: A security listed or traded on an exchange is valued at its last sales price on the exchange where the security is principally traded. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date. Short-term obligations (U.S. Treasury Bills) are valued at amortized cost which approximates market value.

     SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses on security transactions are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

     DISTRIBUTIONS TO SHAREHOLDERS: Dividends to shareholders are recorded on the ex-dividend date. Net investment income and net realized gains from security transactions are generally distributed at December 31 of each calendar year. See Note 6.

     INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

NOTE 2. INVESTMENT ADVISER:

FOX ASSET MANAGEMENT, INC.:

The Fund entered into an investment advisory agreement with Fox Asset Management, Inc. (Fox) in February 1998, with an effective date of June 22,
1998. Under the terms of the agreement, in consideration of the advisory services to be rendered by Fox, the Fund will pay Fox a quarterly fee equal to 0.125% of the net assets of the Fund calculated as an average of the net assets of the Fund as of the close of each month of the Fund's fiscal year; said fee not to exceed 0.5% annually of the average net assets of the Fund calculated as at the close of each month of the Fund's fiscal year.

Mr. Van Whisnand, representing Fox Asset Management, was elected to the Board of Directors at the annual shareholders meeting of April 22, 1998. The fund does not directly compensate directors affiliated with the investment advisers. Effective September 15, 1998, Mr. Whisnand resigned as a director of the Fund due to his termination of employment with Fox Asset Management.

The Fund terminated the advisory agreement with Fox Asset Management effective April 1, 1999.

WESTCAP INVESTORS, LLC:

Effective April 1, 1999, the Fund entered into an investment advisory agreement with Westcap Investors, LLC (Westcap). Under the terms of the agreement, in consideration of the advisory services to be rendered by Westcap, the Fund will pay Westcap a quarterly fee equal to 0.125% of the net assets of the Fund

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
calculated as an average of the net assets of the Fund as of the close of each month of the Fund's fiscal year; said fee not to exceed 0.5% annually of the average net assets of the Fund calculated as at the close of each month of the Fund's fiscal year.

NOTE 3. AFFILIATED PARTY TRANSACTIONS

Mr. Hugh J. Haferkamp is a member of the Board of Directors and President of the Fund. Mr. Haferkamp is legal counsel to the Fund and has been paid legal fees in addition to drawing a salary as the Fund's President and receiving director's fees for attending Board meetings. For the year ended September 30, 1999 legal fees amounted to $53,285 for services provided by Mr. Haferkamp. At September 30, 1999 accrued expenses included $5,383 owed by the Fund to Mr. Haferkamp.

NOTE 4. CAPITAL STOCK (FUND SHARES)

At September 30, 1999, there were 20,000,000 shares of $1.00 par value capital stock authorized. Transactions in Fund shares for the years ended September 30, 1999 and 1998 were as follows:

                                                          1999          1998
                                                       ----------    ----------
Shares sold ........................................      111,321        86,333
Shares issued to shareholders in reinvestment of
  net investment income and net realized gains .....      125,316     1,768,705
Shares redeemed ....................................   (2,044,652)   (1,701,669)
                                                       ----------    ----------
Net increase (decrease) ............................   (1,808,015)      153,369
Balance:
 Beginning of year .................................    7,166,640     7,013,271
                                                       ----------    ----------
 End of year .......................................    5,358,625     7,166,640
                                                       ----------    ----------

NOTE 5. APPRECIATION (DEPRECIATION) OF INVESTMENTS

At September 30, 1999, the net unrealized appreciation for stocks was as follows:

Aggregate gross unrealized appreciation for all investments
  in which there is an excess of value over tax cost                $ 1,815,505

Aggregate gross unrealized (depreciation) for all investments
  in which there is an excess of tax cost over value                 (1,527,078)
                                                                    -----------
Net unrealized appreciation - stocks                                $   288,427
                                                                    ===========

The cost basis used above is the same as that used for financial statement purposes.

NOTE 6.  DISTRIBUTION OF INCOME

The Fund's Board of Directors declared dividends on December 8, 1998. The exact amount of the distributions were determined on December 29, 1998 and consisted of the following per share: $0.029 aggregating $185,349 from net investment income, and $0.056 aggregating $357,012 from short-term investment transactions were declared.

The distributions were paid on December 31, 1998 to shareholders of record on December 29, 1998. These distributions represent net investment income and net realized short-term gains for the calendar year ended December 31, 1998.

NOTE 7. PRIMARY DIFFERENCE BETWEEN NET INVESTMENT INCOME AND REALIZED GAINS PER FINANCIAL STATEMENTS AND ACTUAL DISTRIBUTIONS TO SHAREHOLDERS

The primary difference between net investment income and realized gains per financial statements and actual distributions to shareholders is due to the fact that the financial statements are reported on the Fund's fiscal year and the distributions are based on the calendar year, or periods, as required by income tax laws and regulations.

NOTE 8. LEASE COMMITMENTS

Under a lease expiring April 14, 2000, the Fund is committed to pay minimum lease payments of $678 per month for the rent for its present office space. The minimum monthly rent is subject to consumer price index adjustments each April 1 for the duration of the lease. In addition to the minimum monthly payments, the lease requires monthly payments of increases in building operating expenses effective January 1, 1998. Building operating expenses are adjusted annually each January 1 by the lessor.

Future minimum annual lease commitments for the remaining term of this lease is $4,407. Rental expense for the year ended September 30, 1999 was $8,783.

NOTE 9. PURCHASES AND SALES OF SECURITIES

Purchases  and  sales  of  securities  from  unaffiliated   issuers   aggregated
$26,153,995 and $33,797,119, respectively.

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
                          INDEPENDENT AUDITOR'S REPORT

To the Shareholders and Board of Directors of Investors Research Fund, Inc.

   We have audited the accompanying statement of assets and liabilities of Investors Research Fund, Inc., including the securities in the Fund, as of September 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of September 30, 1999, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investors Research Fund, Inc. as of September 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                             TIMPSON GARCIA

Oakland, California
November 19, 1999

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